UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2023

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Business Park Drive Branford, CT 06405
(Address of principal executive offices)(Zip Code)

(203) 646-6446
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock: Par value $0.0001	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2023, Azitra, Inc., a Delaware corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity LLC, as representative (the “Representative”) of the several underwriters identified therein, relating to the Company’s initial public offering (the “Offering”) of 1,500,000 shares of the Company’s common stock, par value $0.0001 (the “Shares”). The Company previously filed the form of underwriting agreement as an exhibit to its Registration Statement on Form S-1, as amended from time to time (File No. 333-269876) (the “Registration Statement”). The price per Share to the public was $5.00. The Company also granted the Representative a 45-day option to purchase up to 225,000 additional Shares on the same terms and conditions for the purpose of covering any over-allotments in connection with the Offering.

On June 21, 2023, the Company consummated the Offering and issued the Shares for aggregate net proceeds of approximately $6.5 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Company intends to use the net proceeds from the Offering for clinical trials and product development, research and development, clinical manufacturing as well as for working capital and other general corporate purposes. Concurrently with the closing of the Offering, the Company also issued warrants to purchase an aggregate of up to 60,000 shares of its common stock to the Representative or their designees, at an exercise price of $6.25 per share (the “Representative’s Warrants”). The Representative’s Warrants are exercisable beginning on December 12, 2023, and expire on June 15, 2028, pursuant to the terms and conditions of the Representative’s Warrants.

The Shares were offered, issued and sold to the public pursuant to the Registration Statement, which was declared effective by the Securities and Exchange Commission (“SEC”) on June 15, 2023, and the prospectus forming a part thereof. A final prospectus dated June 15, 2023, describing the terms of the Offering was filed with the SEC on June 20, 2023 and is available on the SEC’s website located at http://www.sec.gov.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and were subject to limitations agreed upon by the contracting parties.

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the use of proceeds from the Offering, as well as other risks detailed from time to time in the Company’s filings with the SEC.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Representative’s Warrants issuable thereunder are qualified in their entirety by reference to the form of Representative’s Warrant attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the Offering, the Company amended and restated its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 21, 2023 and became effective on that date. The Amended and Restated Bylaws became effective immediately upon the consummation of the Offering. A description of the material terms of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section of the Registration Statement, entitled “Description of Securities,” and is incorporated herein by reference.

The foregoing descriptions are qualified in their entirety by reference to the complete text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 15, 2023, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 21, 2023, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement by and between the Company and the Representative dated June 15, 2023.
3.1	Amended and Restated Certificate of Incorporation of Azitra, Inc.
3.2	Amended and Restated Bylaws of Azitra, Inc.
4.1	Form of Representative’s Warrant (included in Exhibit 1.1).
99.1	Press release dated June 15, 2023.
99.2	Press release dated June 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZITRA, INC.

Dated: June 21, 2023	/s/ Francisco D. Salva
Francisco D. Salva
Chief Executive Officer